Exhibit 10.11

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 30, 2023 (this “Amendment”), is entered into among Accelerant Holdings, a Cayman Islands exempted company with registration number 381680 (the “Borrower”), each Guarantor party hereto, Bank of Montreal, as Administrative Agent, and each Lender party hereto.

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to the Amended and Restated Credit Agreement dated as of May 10, 2022 (the “Existing Credit Agreement”, and as amended, amended and restated, supplemented or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions set forth herein, the Borrower, the Guarantor, the Administrative Agent and the Lenders party hereto have agreed to amend the Existing Credit Agreement as more specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (including as amended by this Amendment).

2. Amendments. Each of the parties hereto hereby agrees that, on the Amendment Effective Date (as defined below), effective as of September 30, 2023, the Existing Credit Agreement is amended by deleting clause (a) of Section 7.11 (Consolidated Net Worth) of the Existing Credit Agreement in its entirety and substituting such clause with the following:

“(a) Consolidated Net Worth. The Borrower shall not permit the Consolidated Net Worth, calculated as of the last day of any fiscal quarter of the Borrower and as reflected in the financial statements furnished pursuant to Section 6.01(i) or 6.01(ii), as applicable, to be less than the sum of (A) an amount equal to 75.0% of the Borrower’s and its Subsidiaries’ Consolidated Net Worth as of September 30, 2023, (B) an amount equal to the sum of 50% of the Consolidated Net Income (to the extent positive) of the Borrower and its Subsidiaries for each fiscal quarter (without reduction for any Consolidated Net Income (to the extent negative) in any quarter), commencing with the fiscal quarter of the Borrower ending December 31, 2023 and (C) an amount equal to 50% of the net cash proceeds contributed to the Borrower or any of its Subsidiaries (other than contributions of cash proceeds made by the Borrower or any of its Subsidiaries) from the issuance and sale of Equity Interests(other than Specified Preferred Stock) of the Borrower and any of its Subsidiaries after September 30, 2023 (other than the issuance to the Borrower or any other Subsidiary).”

3. Conditions to Effectiveness. The Amendment shall be effective on the date (the “Amendment Effective Date”) when:

(a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, and Lenders constituting Required Lenders (as defined in the Existing Credit Agreement); and

(b) the Administrative Agent and the Lenders party hereto shall have received payment of all reasonable and documented out-of-pocket costs and expenses (including, without limitation, legal fees of the Administrative Agent and fees to the consenting Lenders due under Section 6 herein) incurred in connection with this Amendment or otherwise required to be paid under any Loan Document, to the extent invoiced to the Borrower no later than three Business Days prior to the Amendment Effective Date.

4. Effect of the Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification of or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, modified and/or restated from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents, (d) to be a novation of the Credit Agreement and the other Loan Documents or (e) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party or Guarantor, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Amendment” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

5. Representations and Warranties/No Default. By their execution hereof, each of the Borrower and each Guarantor hereby represents and warrants as follows:

(a) It has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals from all Governmental Authorities to execute, deliver and perform its obligations under this Amendment and the other Loan Documents to which it is a party.

(b) The execution, delivery and performance by it of this Amendment has been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of its Organizational Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (A) any Contractual Obligation to which it is a party or affecting it or its properties which would reasonably be expected to result in a Material Adverse Effect, (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which it any of its Subsidiaries or its property is subject which would reasonably be expected to result in a Material Adverse Effect or (C) any instrument governing any of its or its Subsidiaries Debt with an aggregate outstanding principal amount in excess of the Threshold Amount which would reasonably be expected to result in a Material Adverse Effect or (iii) violate any Law the effect of which would reasonably be expected to result in a Material Adverse Effect.

(c) This Amendment has been duly executed and delivered by the Borrower and each Guarantor. This Amendment constitutes a legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and the Guarantors in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

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(d) As of the date hereof, after giving effect to this Amendment, all representations and warranties by the Borrower and the Guarantors contained in the Credit Agreement and in any other Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, except to the extent that such representations or warranties expressly relate to an earlier date (in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date).

(e) As of the date hereof, after giving effect to this Amendment, no Default or Event of Default has occurred or is continuing or would result from giving effect to this Amendment.

6. Fees. As consideration for each of the Lender signatories hereto consenting to the amendments described herein, the Borrower agrees to pay to each Lender party hereto an amendment fee equal to 0.10% of the aggregate principal amount of Loans and Commitments held by such Lender as of the Amendment Effective Date. Such amendment fees shall be earned, due and payable in full on the Amendment Effective Date. All fees payable hereunder shall not be refundable for any reason whatsoever and shall not be subject to setoff, counterclaim or deduction of any kind. Each Lender reserves the right, in its sole discretion, to share all or any portion of the fees payable to it hereunder with any of its affiliates.

7. Reaffirmations. Each Guarantor (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of the Guarantor under, or release the Guarantor from any obligations under, the Credit Agreement or the Guaranty, (b) confirms and reaffirms its obligations under the Credit Agreement and the Guaranty and (c) agrees that the Guaranty remain in full force and effect and is hereby ratified and confirmed.

8. Miscellaneous.

(a) Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Amendment and the parties hereto, the terms of Sections 10.02(a), 10.02(b), 10.02(c), 10.12, 10.14(b) 10.14(c), 10.14(d), 10.15 and 10.17 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(b) Loan Document. This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(c) Counterparts; Integration. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. The words “execution”, “signed”, “signature”, and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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(d) Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

ACCELERANT HOLDINGS

By:	/s/ Samuel Gaynor
Name:	Samuel Gaynor
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

GUARANTORS:

ACCELERANT HOLDINGS (CAYMAN) LTD.

By:	/s/ Samuel Gaynor
Name:	Samuel Gaynor
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

ACCELERANT DISTRIBUTION HOLDINGS LIMITED

By:	/s/ Christopher Lee Smith
Name:	Christopher Lee Smith
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

ACCELERANT UNDERWRITING HOLDINGS LIMITED

By:	/s/ Samuel Gaynor
Name:	Samuel Gaynor
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

ACCELERANT US HOLDINGS, LLC

By:	/s/ Jeffrey Lee Radke
Name:	Jeffrey Lee Radke
Title:	President

[SIGNATURE PAGE TO FIRST AMENDMENT]

ACCELERANT AGENCY (UK) LIMITED

By:	/s/ Christopher Lee Smith
Name:	Christopher Lee Smith
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

ACCELERANT MALTA HOLDINGS LIMITED

By:	/s/ Jeffrey Lee Radke
Name:	Jeffrey Lee Radke
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

ACCELERANT UNDERWRITING MANAGERS, INC.

By:	/s/ Jeffrey Lee Radke
Name:	Jeffrey Lee Radke
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

ACCELERANT US DISTRIBUTION HOLDINGS, LLC

By:	/s/ Jeffrey Lee Radke
Name:	Jeffrey Lee Radke
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

ACCELERANT US SERVICES COMPANY HOLDINGS, LLC

By:	/s/ Jeffrey Lee Radke
Name:	Jeffrey Lee Radke
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

ACCELERANT US SERVICES COMPANY, LLC

By:	/s/ Jeffrey Lee Radke
Name:	Jeffrey Lee Radke
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

CORNICHE ACQUISITION CO. LTD.

By:	/s/ Christopher Lee-Smith
Name:	Christopher Lee-Smith
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

AYAX (UK) ACQUISITION CO. LTD.

By:	/s/ Christopher Lee-Smith
Name:	Christopher Lee-Smith
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

ACCELERANT SERVICES UK LIMITED

By:	/s/ Christopher Lee-Smith
Name:	Christopher Lee-Smith
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

M2 ACQUISITION CO. LTD.

By:	/s/ Nancy Hasley
Name:	Nancy Hasley
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

ARB ACQUISITION CO. LTD.

By:	/s/ Nancy Hasley
Name:	Nancy Hasley
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

EVEREST RM ACQUISITION CO. LTD.

By:	/s/ Nancy Hasley
Name:	Nancy Hasley
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

SSR ACQUISITION CO. LTD

By:	/s/ Christopher Lee-Smith
Name:	Christopher Lee-Smith
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

ACCELERANT AGENCY LIMITED

By:	/s/ Keith Harrison
Name:	Keith Harrison
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

ACCELERANT HOLDINGS UK LTD

By:	/s/ Simon Jukes
Name:	Simon Jukes
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

ADMINISTRATIVE AGENT:

BANK OF MONTREAL, as Administrative Agent

By:	/s/ Collin Wagner
Name:	Collin Wagner
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT]

LENDERS:

BANK OF MONTREAL, as a Lender

By:	/s/ Collin Wagner
Name:	Collin Wagner
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Joseph Simoneau
Name:	Joseph Simoneau
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT]